Exhibit 99.1

GULF ISLAND

ANNOUNCES SALE OF EXCESS PROPERTY

THE WOODLANDS, TX - Gulf Island Fabrication, Inc. (NASDAQ: GIFI) (the “Company”), a leading steel fabricator and service provider to the industrial and energy sectors, announced today that it has completed the sale of certain excess property that was part of the Company’s facilities located in Houma, Louisiana for net cash proceeds of approximately $8.5 million.

“A key aspect of our strategic transformation has been to improve our resource and facility utilization and the sale of this property at our Houma facility is consistent with this objective,” said Richard Heo, Gulf Island’s President and Chief Executive Officer. “The sale of this under-utilized property has no impact on our existing Fabrication operations and in no way limits our ability to pursue future growth opportunities, including a large fabrication project. We think this is an attractive transaction for shareholders, as it monetizes an unnecessary asset and provides us additional financial flexibility as we continue to pursue our strategic growth initiatives.”

ABOUT GULF ISLAND

Gulf Island is a leading fabricator of complex steel structures and modules and provider of specialty services, including project management, hookup, commissioning, repair, maintenance, scaffolding, coatings, welding enclosures, civil construction and staffing services to the industrial and energy sectors. The Company’s customers include U.S. and, to a lesser extent, international energy producers; refining, petrochemical, LNG, industrial and power operators; and EPC companies. The Company is headquartered in The Woodlands, Texas and its primary operating facilities are located in Houma, Louisiana.

CAUTIONARY STATEMENT

This release contains forward-looking statements. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as statements regarding the Company’s execution of strategic initiatives. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

The Company cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause its actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, factors impacting the global economy; cyclical nature of the oil and gas industry; competition; timing and its ability to secure and commence execution of new project awards, including fabrication projects for refining, petrochemical, LNG, industrial and sustainable energy end markets; suspension or termination of projects; and other factors described under “Risk Factors” in Part I, Item 1A of the Company’s annual report on Form 10-K for the year ended December 31, 2022, as updated by subsequent filings with the SEC.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company or that arise in the future could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which the Company’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, which it cannot control. Further, the Company may make changes to its business plans that could affect its results. The Company cautions investors that it undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as of the date made, for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, and notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

COMPANY INFORMATION

Richard W. Heo	Westley S. Stockton
Chief Executive Officer	Chief Financial Officer
713.714.6100	713.714.6100